EXHIBIT 99.1 FINANCIAL INFORMATION REQUIRED UNDER ITEM 9.01(A)

Applied Optics Product Line

(A Product Line of L-3 Communications Corporation)

Index to Special Purpose Financial Statements

Page(s)

Independent Auditor’s report	1
Special Purpose Statements of Net Assets Acquired as of September 30, 2014 (unaudited), December 31, 2013 and 2012	3
Special Purpose Statements of Revenues and Direct Expenses for nine month periods ended September 30, 2014 (unaudited) and 2013 (unaudited) and for the years ended December 31, 2013 and 2012	4
Notes to Special Purpose Financial Statements	5

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and

Stockholders of Optex Systems Holdings, Inc.

We have audited the accompanying special purpose financial statements of the Applied Optics Product Line (“AOC Product Line”), a product line of L-3 Communications, Inc. (“L-3”), which comprise the special purpose statements of net assets acquired as of December 31, 2013 and 2012, and the related special purpose statements of revenues and direct expenses for the years then ended.

Management’s Responsibility for the Special Purpose Financial Statements

Management is responsible for the preparation and fair presentation of the special purpose financial statements in conformity with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of special purpose financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the special purpose financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the special purpose financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the special purpose financial statements. The procedures selected depend upon our judgment, including the assessment of the risks of material misstatement of the special purpose financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the AOC Product Line’s preparation and fair presentation of the special purpose financial statements in order to design audit procedures that are appropriate in the circumstance, but not for the purpose of expressing an opinion on the effectiveness of AOC Product Line’s internal control. Accordingly we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the special purpose financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Opinion

In our opinion, the special purpose financial statements referred to above present fairly, in all material respects, the net assets acquired of Applied Optics Product Line at December 31, 2013 and 2012 and their revenues and direct expenses for the years then ended in accordance with accounting principles generally accepted in the United States of America.

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Emphasis of a Matter

The accompanying special purpose financial statements of net assets acquired and revenues and direct expenses of the AOC Product Line as described in Note 2 are not intended to be a complete presentation of the financial position or results of operations of the AOC Product Line. Our opinion is not modified with respect to this matter.

/s/ PMB Helin Donovan LLP

Dallas, Texas

January 16, 2015

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Applied Optics Product Line

(A Product Line of L-3 Communications Corporation)

Special Purpose Statements of Net Assets Acquired September 30, 2014 (unaudited),

December 31, 2013 and 2012 (U.S. Dollars in thousands)

	September 30, 2014	December 31, 2013	December 31, 2012
	(unaudited)

Assets Acquired
Inventory, net	$932	$2,980	$1,370
Prepaid expenses	6	17	15
Property, plant and equipment, net	1,892	2,313	2,836

Total Assets Acquired	$2,830	$5,310	$4,221

Liabilities Assumed
Accounts payable and accrued expenses	$131	$400	$186
Accrued Warranties	3	4	5
Customer Advances	27	-	-

Total Liabilities Assumed	161	404	191

Net Assets Acquired	$2,669	$4,906	$4,030

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Applied Optics Product Line

(A Product Line of L-3 Communications Corporation)

Special Purpose Statements of Revenues and Direct Expenses

For the nine month periods ended September 30, 2014 (unaudited) and 2013 (unaudited) and for the years ended December 31, 2013 and 2012 (U.S. Dollars in thousands)

	Nine months ended
	September 30, 2014	September 30, 2013	December 31, 2013	December 31, 2012
	(unaudited)	(unaudited)

Net Revenues	$2,070	$4,029	$6,404	$5,240
Expenses:
Cost of sales	4,025	3,452	7,757	6,634
Research and development	59	239	264	458
Selling, general and administrative	1,432	925	1,219	1,069

Total Expenses	5,516	4,616	9,240	8,161

Revenues Less Expenses	$(3,446)	$(587)	$(2,836)	$(2,921)

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Applied Optics Product Line

(A Product Line of L-3 Communications Corporation)

Notes to Special Purpose Financial Statements

(U.S. Dollars in thousands)

1.	Background

Applied Optics Product Line (“AOC”) is a product line of L-3 Communications, Inc. (“L-3”). AOC is engaged in the production, marketing and sales of precision optical assemblies utilizing thin film coating capabilities for optical systems and components primarily used for military purposes.

On November 3, 2014, L-3 entered into a Purchase Agreement with Optex Systems, Inc. (“Optex”), a wholly owned subsidiary of Optex Systems Holdings, Inc. pursuant to which Optex purchased from L-3 the assets comprising L-3’s Applied Optics Products Line. The purchased assets consist of personal property, inventory, books and records, contracts, prepaid expenses and deposits, intellectual property, and governmental contracts and licenses utilized in AOC comprised of AOC.

2.	Basis of Presentation

Optex believes that according to the guidance of Article 11 of Regulation S-X, the Acquired Assets meet the definition of a “business,” and exceeds the conditions of significance set forth in Rule 1-02(w) of Regulation S-X at a greater than 50% level, which requires inclusion in the Form 8-K audited financial statements of the acquired entity for two years pursuant to the requirements of Rule 8-04 of Regulation S-X as well as unaudited financial statements for the applicable interim periods.

The accompanying Special Purpose Financial Statements (the “Financial Statements”) have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), as described below. The Financial Statements were prepared based upon the Asset Purchase Agreement with Optex. These special purpose financial statements are not intended to be a complete presentation of financial position, results of operations, or cash flows of AOC in conformity with U.S. GAAP.

AOC has not historically been accounted for as a separate entity, subsidiary, or division of L-3. In addition, stand-alone financial statements related to AOC have never been prepared previously. Therefore it is impractical to prepare full stand-alone or carve-out financial statements for AOC in accordance with the Securities and Exchange Commission’s Regulation S-X. Thus, Statements of Net Assets Acquired and Statements of Revenues and Direct Expenses have been prepared. The Financial Statements have been derived from the accounting records of L-3 using historical results of operations and financial position and only present the net assets acquired and the associated revenues and direct expenses, including certain allocated expenses, of AOC. AOC relies to varying degrees, on L-3 and its other subsidiaries for certain procurement, warehousing, information technology, insurance, human resources, accounting, regulatory, treasury and legal support, and these expenses have been allocated in the Statement of Revenues and Direct Expenses as appropriate (see Note 4).

All significant intercompany accounts and transactions within AOC have been eliminated.

The accompanying special purpose financial statements are not necessarily indicative of the results of operations that would have occurred if the AOC had been an independent company or of the financial condition or results of operations of AOC going forward due to changes in AOC as a result of combination with Optex’s business and the omission of various operating expense not included in these financial statements.

AOC’s financing needs were supported by L-3 and cash generated by AOC was transferred to L-3. As AOC has historically been managed as part of the operations of L-3 and has not operated as a stand-alone entity, it is impractical to prepare historical cash flow information regarding AOC’s operating, investing, and financing cash flows. As such, Statements of Cash Flows are not presented.

The financial information as of September 30, 2014 and for the nine month periods ended September 30, 2014 and 2013 are unaudited. However, in the opinion of management, such information includes all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of such financial information.

3.	Summary of Significant Accounting Policies

 Use of Estimates

The preparation of these Financial Statements in conformity with the accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the amounts reported and disclosed in the special purpose financial statements. The accounting estimates that require management’s most significant, difficult and subjective judgments include the recognition of inventory obsolescence reserves and the assessment of recoverability of long-lived assets. Actual results could differ from those estimates. Also, as discussed in Note 4, the Financial Statements include allocations and estimates that are not necessarily indicative of the amounts that would have resulted if AOC had been operated as a stand-alone entity.

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Inventories

Inventories are stated at cost (first-in, first-out or average cost), but not in excess of realizable value. A provision for excess or inactive inventory is recorded based upon an analysis that considers current inventory levels, historical usage patterns and future sales expectations.

Property, Plant and Equipment

Property, plant and equipment are stated at cost, less accumulated depreciation. Depreciation is computed by applying principally the straight-line method to the estimated useful lives of the related assets. Useful lives range substantially from 10 to 40 years for buildings and improvements and three to 10 years for machinery, equipment, furniture and fixtures. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life of the improvements. When property or equipment is retired or otherwise disposed of, the net book value of the asset is removed from the Company’s balance sheet and the net gain or loss is included in the determination of operating income. Property, plant and equipment acquired as part of a business acquisition is valued at fair value.

Depreciation of property, plant and equipment is recognized as an expense in the Special Purpose Statement of Revenues and Direct Expenses under Cost of Sales.

Revenue Recognition

Sales are recognized when there is persuasive evidence of an arrangement, delivery has occurred or services have been performed, the selling price to the buyer is fixed or determinable and collectability is reasonably assured.

Research and Development Expense

Research and development costs are accounted for in accordance with research and development accounting standards and are expensed as incurred.

Product Warranties

Product warranty costs are accrued when revenue is recognized for the covered products. Product warranty expense is recognized based on the terms of the product warranty and the related estimated costs. Accrued warranty costs are reduced as product warranty costs are incurred.

The table below presents the changes in AOC’s accrued product warranty costs.

Accrued Warranty Costs:	Nine months ended September 30, 2014 (unaudited)	December 31, 2013	December 31, 2012

Balance beginning of period	$4	$5	$8
Accruals for product warranties issued during the period	-	-	1

Changes to accruals for product warranties existing at the beginning of the period	(1)	(1)	(4)

Settlements made during the period	-	-	-
Balance	$3	$4	$5

4.	Allocations

AOC relies to varying degrees on L-3 and its other subsidiaries for certain procurement, warehousing, information technology, insurance, human resources, accounting, regulatory, treasury and legal support. Therefore, certain costs and expenses presented in the Special Purpose Statements of Revenues and Direct Expenses have been allocated to AOC by certain of its affiliates based on management’s estimates of the cost of services provided to AOC. AOC’s revenues were directly identifiable and no allocations were necessary. Direct expenses were recorded directly to AOC cost centers based on specific project or usage identification. Management believes that the allocations are reasonable.

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The Statements of Revenues and Direct Expenses reflect a consistent application of methodology for each reporting period presented. Allocations of L-3 corporate overhead not directly related to the operations of AOC have been excluded from these financial statements.

Due to the reliance of AOC on L-3 and certain of its affiliates for the above described activities the historical operating results of AOC may not be indicative of future results.

The operations of AOC are included in the consolidated federal income tax return of L-3 in the U.S., to the extent appropriate, or are included in the state and local returns of certain other affiliates of L-3. A provision for income taxes has not been presented in these financial statements as AOC has not operated as a standalone unit and no allocation of L-3’s income tax provision/benefit has historically been made to AOC.

There was no direct interest expense incurred by or allocated to AOC; therefore, no interest expense has been reflected in the special purpose Statements of Revenues and Expenses.

AOC utilizes a centralized approach to cash management and financing of operations. AOC’s cash was available for use and was regularly transferred to AOC at its discretion. Any cash required to fund the operations of AOC were obtained through L-3’s centralized treasury function.

5.	Inventories

Inventories are as follows:

	Nine months ended September 30, 2014 (unaudited)	December 31, 2013	December 31, 2012
Raw materials	$565	$1,642	$526
Work-in-process	716	1,191	809
Finished goods	445	934	509
Less: inventory reserve	(794)	(787)	(474)
Inventories, net	$932	$2,980	$1,370

6.	Property Plant & Equipment

Property, Plant & Equipment is as follows:

	Nine months ended September 30, 2014 (unaudited)	December 31, 2013	December 31, 2012
Leasehold improvements	$960	$960	$947
Equipment	4,108	4,100	4,034
Less: accumulated depreciation	(3,176)	(2,747)	(2,145)
Property, Plant & Equipment, net	$1,892	$2,313	$2,836

Depreciation expense was $602 and $637 for the years ended December 31, 2013 and 2012, respectively. Depreciation expense was $429 (unaudited) and $451 (unaudited) for the nine month periods ended September 30, 2014 and 2013, respectively.

7.	Related Party Transactions

AOC had sales to related parties totaling $47 and $-0- for the years ended December 31, 2013 and 2012, respectively and $58 (unaudited) and $47 (unaudited) for the nine month periods ended September 30, 2014 and 2013, respectively.

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8.	Commitments and Contingencies

Operating Leases:

AOC leases its facilities under non-cancelable lease expiring September 30, 2016. The minimum future annual operating lease commitments for leases with non-cancelable terms are as follows:

Three months ended December 31, 2014	$96
Year ended December 31, 2015	384
Year ended December 31, 2016	288
Total	$768

Rent expense was $361 and $367 for the years ended December 31, 2013 and 2012, respectively. Rent expense was $281 (unaudited) and $271 (unaudited) for the nine month periods ended September 30, 2014 and 2013, respectively.

9.	Concentrations

Net sales to two third party customers represented 89% and four third party customers represented 93% of net sales during the years ended December 31, 2013 and 2012, respectively, and two third party customers represented 43% (unaudited) and two third party customers represented 94% (unaudited) of net sales during the nine month periods ended September 30, 2014 and 2013, respectively. No other customers represented more than 10% of net sales.

10.	Subsequent Events

AOC evaluated subsequent events through January 16, 2015 the date on which the financial statements were issued. AOC concluded there were no subsequent events to disclose.

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